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Exhibit 23.3

CONSENT OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

        We consent to the use in this Registration Statement on Form SB-2 of our report dated April 21, 2003, related to the December 31, 2002 consolidated financial statements of Network Printing Solutions, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.

CACCIAMATTA ACCOUNTANCY CORPORATION
Irvine, California July 11, 2003

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  Exhibit 23.3
CONSENT OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT